SUPPLEMENT DATED APRIL 24, 2023
TO

PROSPECTUS DATED APRIL 29, 2011
FOR MASTERS FLEX NY

PROSPECTUSES DATED MAY 1, 2007
FOR MASTERS REWARD NY AND MASTERS SELECT NY

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY AND
COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding an investment option that is available under your Contract.

After the close of business on April 21, 2023, Wanger Select was merged into Wanger Acorn. Wanger Select is no longer available for investment and any references to that fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.